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                                                                   Exhibit 10.10

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                         COMMON STOCK WARRANT AGREEMENT

                          DATED AS OF FEBRUARY 19,1997

                                     BETWEEN

                                WATERLINK, INC.,
                                    AS ISSUER

                                       AND

                            BANK OF AMERICA ILLINOIS,
                                  AS PURCHASER




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                         COMMON STOCK WARRANT AGREEMENT
                                TABLE OF CONTENTS
                                -----------------

                                                                           PAGE
                                                                           ----

SECTION 1.
         DEFINED TERMS........................................................1

SECTION 2.
         WARRANT CERTIFICATES.................................................7

SECTION 3.
         EXECUTION OF WARRANT
         CERTIFICATES; MUTILATED OR MISSING WARRANT CERTIFICATES..............8

SECTION 4.
         REGISTRATION/RESERVATION OF WARRANT SHARES...........................8

SECTION 5.
         WARRANTS; EXERCISE OF WARRANTS.......................................9

SECTION 6.
         PAYMENT OF TAXES....................................................10

SECTION 7.
         FRACTIONAL INTERESTS................................................10

SECTION 8.
         LIMITATIONS ON CERTAIN HOLDERS......................................11

SECTION 9.
         ADJUSTMENT OF NUMBER OF WARRANT SHARES ISSUABLE.....................11

SECTION 10.
         PAYMENTS IN RESPECT OF DIVIDENDS AND DISTRIBUTIONS..................16

SECTION 11.
         REGISTRATION RIGHTS.................................................17

SECTION 12.
         REPRESENTATIONS AND WARRANTIES......................................25


                                       (i)


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                                                                           PAGE
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SECTION 13.
         COVENANTS...........................................................26

SECTION 14.
         AMENDMENTS AND WAIVERS..............................................30

SECTION 15.
         TRANSFERS...........................................................31

SECTION 16.
         MISCELLANEOUS.......................................................33

SCHEDULES
---------

Schedule I        Existing Warrant and Option Holders

EXHIBITS
--------

Exhibit A        Form of Warrant Certificate


                                      (ii)


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                         COMMON STOCK WARRANT AGREEMENT

         THIS WARRANT AGREEMENT (as from time to time amended, supplemented, modified or restated, this "AGREEMENT") is dated as of February 19, 1997 and entered into by and between WATERLINK, INC., a Delaware corporation (the "COMPANY") and BANK OF AMERICA ILLINOIS (the "PURCHASER").

                                   WITNESSETH:
                                   -----------

         A. The Company and the Purchaser wish to provide for the issuance and sale of warrants (the "WARRANTS") to purchase, at Purchaser's option, but subject to the terms of Section 8 hereof, 225,000 shares of voting common stock, $.001 par value (the "COMMON STOCK"), of the Company. Such number of shares shall be subject to adjustment as provided herein.

         B. This Agreement is being entered into by the Company and the Purchaser in consideration of, among other things, the Purchaser's contemporaneous entry into the Credit Agreement (as defined below) and as an inducement to the Purchaser to enter into the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

                                   SECTION 1.
                                  DEFINED TERMS

         The following terms when used in this Agreement, including its preamble and recitals, shall have the following meanings:

                  "ADDITIONAL SHARES" means any shares of Common Stock issued after the date hereof other than Common Stock issued upon the exercise of any Warrant.

                  "AFFILIATE" means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

                  "AGREEMENT" has the meaning specified in the Preamble.




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                  "APPLICABLE LAW" means all provisions of laws, statutes,
         ordinances, rules, regulations, permits or certificates of any Governmental Authority applicable to such Person or any of its assets or property, and all judgments, injunctions, orders and decrees of all courts, arbitrators or Governmental Authorities in proceedings or actions in which such Person is a party or by which any of its assets or properties are bound.

                  "ASSET SALE" means (a) the sale of all or substantially all of the assets of the Company or any of its subsidiaries or (b) a merger or consolidation of, or a merger or consolidation otherwise involving, the Company (other than a merger or consolidation satisfying the requirements of subsection 9(i)).

                  "CHANGE OF CONTROL" means (i) other than as a result of an initial public offering of the capital stock of the Company, the failure of the Closing Date Stockholders and their Affiliates to beneficially own and control at least a majority of the issued and outstanding shares of the capital stock of the Company entitled (without regard to the occurrence of any contingency) to vote for the election of members of the Board of Directors of the Company, or failure of the Closing Date Stockholders and their Affiliates to own and control more than 51% of the capital stock of the Company outstanding as of the Closing Date, (ii) Theodore F. Savastano at any time in the opinion of (x) the Majority Banks (as defined in the Credit Agreement) or (y) in the event the Credit Agreement has been terminated, the Requisite Holders, ceases to be actively engaged in the day to day management of the Company or (iii) any Person or any two or more Persons acting in concert (in any such case, excluding the Closing Date Stockholders and their Affiliates) acquiring beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Exchange Act), directly or indirectly, of capital stock of the Company (or other securities convertible into such capital stock) representing 20% or more of the combined voting power of all capital stock of the Company entitled to vote in the election of directors, other than capital stock having such power only by reason of the happening of a contingency.

                  "CLOSING DATE" means the initial date of issuance of Warrants under this Agreement.

                  "CLOSING DATE STOCKHOLDERS" means, collectively, Brantley Venture Partners, III, Theodore F. Savastano, Environmental Opportunities Fund, River Cities Capital Fund, IPP95, L.P. and William
         B. Simon & Sons, L.L.C.

                  "COMMISSION" means the Securities and Exchange Commission or any other federal agency at the time administering the 1933 Act.

                  "COMPANY" has the meaning specified in the Preamble.

                  "CONVERTIBLE SECURITIES" means rights to subscribe for, or any rights or options to purchase, shares of Common Stock, or any stock or other securities convertible into or exchangeable for shares of Common Stock, either currently or upon the happening of a specified date or event.


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                  "CREDIT AGREEMENT" means the Credit Agreement, dated as of
         February 19,1997, among the Company, the Banks identified therein and Bank of America Illinois, as Agent, as such agreement may be amended, supplemented, modified or restated from time to time.

                  "EQUIVALENT NONVOTING SECURITY" means, with respect to any security (a "FIRST SECURITY") issued or to be issued by any Person, a security (an "EQUIVALENT SECURITY") of such Person that is identical in rights and benefits to such first security, except that (a) the equivalent security shall not be entitled to vote on any matter on which holders of voting securities of such Person are entitled to vote, other than as required by Applicable Law or with respect to any amendment or repeal of any provision of the Organizational Documents of such Person or any other agreement or instrument pursuant to which the equivalent security was issued which provision specifically affects such equivalent security, (b) subject to such reasonable restrictions as any affected Regulated Holder may request (including any restriction necessary to prevent the violation by such Regulated Holder of any provision of Applicable Law with respect to its ownership of voting securities), the equivalent security shall be convertible in a one-to-one ratio into the first security and (c) the terms of the equivalent security shall include such provisions requested by any affected Regulated Holder as are reasonable and equitable to ensure that (i) the equivalent security is treated comparably to the first security with respect to dividends, distributions, stock splits, reclassifications, capital reorganizations, mergers, consolidations and other similar events and transactions, (ii) the conversion right provided in clause (b) above is equitably protected and (iii) the acquisition of the equivalent security will not cause such Regulated Holder to violate Applicable Law.

                  "EXCHANGE ACT" has the meaning specified in Section 11.

                  "EXCLUDED SECURITIES" means:

                           (a) securities issued pursuant to a stock dividend,
                  stock split or subdivision;

                           (b) Common Stock issued upon the exercise of any
                  Warrant;

                           (c) securities issued by the Company in a Qualified
                  Public Offering;

                           (d) securities issued by the Company on the Closing
                  Date; and

                           (e) securities issued to a Person other than (i) a
                  Closing Date Shareholder and its Affiliates, or (ii) any other person holding stock as of the Closing Date (other than Management Employees).

                  "EXERCISE PRICE" has the meaning specified in Section 5.

                  "EXPIRATION DATE" has the meaning specified in Section 5.


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                  "FULLY-DILUTED BASIS" means the calculation of the total
         number of shares of Common Stock outstanding at any time determined in conformity with GAAP.

                  "GOVERNMENTAL AUTHORITY" means any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, or any court, in each case whether of the United States of America or foreign.

                  "HOLDER" or "HOLDERS" means Purchaser (so long as it holds any Warrants or Warrant Shares) and any other holder of any of the Warrants or Warrant Shares so long as such Warrant Shares constitute Registrable Securities.

                  "INDEPENDENT FINANCIAL EXPERT" means a nationally recognized investment banking firm selected by the Company and acceptable to the Requisite Holders (a) that does not (and whose directors, officers, employees and Affiliates do not) have a direct or indirect material financial interest in the Company, (b) that has not been, and, at the time it is called upon to serve as an Independent Financial Expert under this Agreement is not (and none of whose directors, officers, employees or Affiliates is) a promoter, director or officer of the Company, (c) that has not been retained by the Company for any purpose, and (d) that is otherwise qualified to serve as an independent financial advisor. Any such Person may receive customary compensation and indemnification by the Company for opinions or services it provides as an Independent Financial Expert.

                  "MARKET PRICE" means, with respect to a share of Common Stock on any Business Day:

                           (a) if the Common Stock is Publicly Traded at the
                  time of determination, the average of the closing prices on such day of the Common Stock on all domestic securities exchanges on which the Common Stock is then listed, or, if there have been no sales on any such exchange on such day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day or, if on any such day the Common Stock is not so listed, the average of the representative bid and asked prices quoted on the NASDAQ System as of 4:00 P.M., New York time, on such day, or if on any day such security is not quoted on the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization, in each such case averaged over a period of 20 days consisting of the day as of which "MARKET PRICE" is being determined and the nineteen consecutive Business Days prior to such day (PROVIDED that, if Market Price is being determined as of the date of a Qualified Public Offering, Market Price as of such date shall be the offering price for the Common Stock subject to such Qualified Public Offering); or

                           (b) if the Common Stock is not Publicly Traded at the
                  time of determination, the Market Value per share of Common Stock.


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                  "MARKET VALUE" means the highest price that would be paid for the entire common equity of the Company on a going-concern basis in an arm's-length transaction between a willing buyer and a willing seller (neither acting under compulsion), using valuation techniques then prevailing in the securities industry (but without giving effect to any discount in respect of a minority interest) and determined in accordance with the Valuation Procedure, and assuming full disclosure and understanding of all relevant information and a reasonable period of time for effectuating such sale. For the purposes of determining the Market Value, (a) the exercise price of options or warrants to acquire Common Stock which are deemed to have been exercised for the purpose of determining the number of shares of Common Stock outstanding on a Fully-Diluted Basis, shall be deemed to have been received by the Company and (b)(i) the liquidation preference or indebtedness, as the case may be, represented by securities which are deemed exercised for or converted into Common Stock for the purpose of determining the number of shares of Common Stock outstanding on a Fully-Diluted Basis,
         (ii) any contractual limitation in respect of the shares of Common Stock, including their transfer, voting and other rights and (iii) any liquidity arising under Applicable Law or contract in respect of the shares of Common Stock, shall be deemed to have been eliminated or canceled.

                  "MARKET VALUE PER SHARE OF COMMON STOCK" means the price per share of Common Stock obtained by dividing (A) the Market Value by (B) the number of shares of Common Stock outstanding (on a Fully-Diluted Basis) at the time of determination.

                  "NASDAQ" means the National Association of Securities Dealers, Inc., Automated Quotation System.

                  "ORGANIZATIONAL DOCUMENTS" means, with respect to any Person, each instrument or other document that (a) defines the existence of such Person, including its articles or certificate of incorporation, as filed or recorded with an applicable Governmental Authority or (b) governs the internal affairs of such Person, including its bylaws, in each case as amended, supplemented or restated.

                  "PERSON" or "PERSONS" means and includes natural persons, corporations, limited partnerships, general partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments and agencies and political subdivisions thereof.

                  "PRIORITY REGISTRABLE SECURITIES" has the meaning specified in
         Section 11.

                  "PROPORTIONATE PERCENTAGE" means, with respect to any Holder at any time, the quotient obtained by dividing (a) the aggregate number of Warrant Shares then held by such Holder by (b) the total number of shares of Common Stock then outstanding (on a Fully-Diluted Basis).


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                  "PUBLICLY TRADED" means, with respect to any security, that such security is (a) listed on a domestic securities exchange, (b) quoted on NASDAQ or (c) traded in the domestic over-the-counter market, which trades are reported by the National Quotation Bureau, Incorporated.

                  "PURCHASER"  has the meaning specified in the Preamble.

                  "QUALIFIED PUBLIC OFFERING" means any sale of the Common Stock of the Company to the public pursuant to an offering registered under the 1933 Act pursuant to which the Company sells not less than 20% of the outstanding Common Stock.

                  "REGISTRABLE SECURITIES" means any shares of Common Stock, but with respect to any share of Common Stock, only until such time as such share (i) has been effectively registered under the 1933 Act and disposed of in accordance with the registration statement covering it,
         (ii) has been sold to the public pursuant to Rule 144 (or any similar provision then in force) under the 1933 Act or (iii) has ceased to be outstanding.

                  "REGISTRATION EXPENSES" means all expenses incident to the Company's performance of or compliance with Section 11, including, without limitation, all registration and filing fees, all fees of the New York Stock Exchange, Inc., other national securities exchanges or the National Association of Securities Dealers, Inc., all fees and expenses of complying with federal securities or blue sky laws, all word processing, duplicating and printing expenses (including expenses of printing prospectuses and of certificates for the Registrable Securities), messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of "cold comfort" letters required by or incident to such performance and compliance, any fees and disbursements of underwriters customarily paid by issuers or sellers of securities (excluding any underwriting discounts or commissions with respect to the Registrable Securities) and the fees and expenses of one counsel to the Selling Holders or the Requesting Holders, as applicable (selected by Selling Holders or the Requesting Holders, as applicable, representing at least 50% of the Registrable Securities covered by such registration).

                  "REGULATED HOLDER"   has the meaning specified in Section 8.

                  "REORGANIZATIONS"  has the meaning specified in Section 9.

                  "REQUISITE HOLDERS" means Holders holding Warrants or Warrant Shares representing at least a majority of all Warrant Shares issued or issuable upon exercise of Warrants outstanding on the date of determination.

                  "SECTION 13(E) TRANSACTION" has the meaning specified in
         Section 13.


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                  "VALUATION PROCEDURE" means, with respect to the determination of any amount or value required to be determined in accordance with such procedure, a determination (which shall be final and binding on the Company and the Holders) made (i) by agreement among the Company and the Requisite Holders within 20 days following the event requiring such determination or (ii) in the absence of such an agreement, by an Independent Financial Expert selected in accordance with the further provisions of this definition. If required, an Independent Financial Expert shall be selected within five days following the expiration of the 20-day period referred to above, either by agreement among the Company and the Requisite Holders or, in the absence of such agreement, by lot from a list of four potential Independent Financial Experts remaining after the Company nominates three, the Requisite Holders nominate three, and each side eliminates one potential Independent Financial Expert. The Independent Financial Expert shall be instructed by the Company and the Requisite Holders to make its determination within 20 days of its selection. The fees and expenses of an Independent Financial Expert selected hereunder shall be borne equally by the Company and by the Holders (on a PRO RATA basis) participating in the transaction to which the determination relates.

                  "WARRANT CERTIFICATES" has the meaning specified in Section 2.

                  "WARRANT NUMBER" has the meaning specified in Section 9.

                  "WARRANT SHARES" means (a) the shares of Common Stock issued or issuable upon exercise of a Warrant in accordance with Section 5 or upon exchange of a Warrant in accordance with Section 5, (b) all other securities or other property issued or issuable upon any such exercise or exchange in accordance with this Agreement and (c) any securities of the Company distributed with respect to the securities referred to in the preceding clauses (a) and (b). As used in this Agreement, the phrase "Warrant Shares then held" by any Holder or Holders shall mean Warrant Shares held at the time of determination by such Holder or Holders, and shall include Warrant Shares issuable upon exercise of Warrants held at the time of determination by such Holder or Holders.

                  "WARRANT DOCUMENTS" means this Agreement and the Warrant Certificates.

                  "WARRANTS" has the meaning specified in Recital.

                  "1933 ACT" has the meaning specified in Section 15.


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                                   SECTION 2.
                              WARRANT CERTIFICATES

         Contemporaneously herewith, in consideration of the Purchaser's entering into and extending credit to the Company under the Credit Agreement, the Company is issuing and delivering to the Purchaser a certificate or certificates evidencing the Warrants substantially in the form of Exhibit A hereto (the "WARRANT CERTIFICATES"), which Warrant Certificates shall be dated the date of issuance by the Company.

                                   SECTION 3.
                       EXECUTION OF WARRANT CERTIFICATES;
                    MUTILATED OR MISSING WARRANT CERTIFICATES

         Warrant Certificates shall be signed on behalf of the Company by its Chairman of the Board or its President or a Vice President. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, President or Vice President, and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, President or Vice President, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of such Person shall have ceased to hold such office. Each Warrant Certificate shall also be manually signed on behalf of the Company by its Secretary or an Assistant Secretary.

         In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company shall, upon request of the Holder of any such Warrant Certificate, issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Warrant Certificate and indemnity, if requested, also satisfactory to the Company. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

                                   SECTION 4.
                   REGISTRATION/RESERVATION OF WARRANT SHARES

         The Company shall number and register the Warrant Certificates in a register as they are issued. The Company may deem and treat the registered Holders of the Warrant Certificates as the absolute owners thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary. The Warrants shall be registered initially in such name or names as the Purchaser shall designate.


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         The Company shall at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Common Stock or its authorized and issued Common Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding options, warrants (including the Warrants) or other securities convertible into or exchangeable or exercisable for Common Stock.

         The Company covenants that all Warrant Shares and other capital stock issued upon exercise of Warrants will, upon payment of the Exercise Price therefor and issue thereof, be validly authorized and issued, fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issue thereof.

                                   SECTION 5.
                         WARRANTS; EXERCISE OF WARRANTS

         Subject to the terms of this Agreement, each Holder shall have the right, which may be exercised at any time or from time to time until 5:00 p.m., Chicago time, on February 19, 2002 (the "EXPIRATION DATE") to receive from the Company the number of fully paid and nonassessable Warrant Shares which the Holder may at the time be entitled to receive on exercise of such Warrants and payment of the Exercise Price then in effect for such Warrant Shares. Each Warrant not exercised prior to 5:00 p.m., New York time, on the Expiration Date shall become void and all rights thereunder and all rights in respect thereof under this Agreement shall cease as of such time; PROVIDED that the occurrence of the Expiration Date shall not relieve the Company of any obligation to any Holder which arose pursuant to the terms of this Agreement prior to such date.

         The price at which each Warrant shall be exercisable (the "EXERCISE PRICE") shall initially be $4.50 per share.

         A Warrant may be exercised upon surrender to the Company at its address set forth on the signature pages hereto of the Warrant Certificate or Warrant Certificates to be exercised with the form of election to purchase attached thereto duly completed and signed, and upon payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price may be made, at the option of the applicable Holder, (i) by cash, certified or bank cashier's check or wire transfer, (ii) by surrendering to the Company the number of Warrants which, when exercised, would entitle the Holder thereof to that number of Warrant Shares which is equal to (A) such aggregate Exercise Price divided by (B) the excess of (x) the product of the number of Warrant Shares which may be purchased with one Warrant and the Market Price per share of Common Stock over (y) the Exercise Price, (iii) by surrendering to the Company the number of shares of Common Stock which is equal to (A) such aggregate Exercise Price divided by (B) the Market Price per share of Common Stock or (iv) any combination of the foregoing.


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         Subject to the provisions of Section 6, upon such surrender of Warrants and payment of the Exercise Price the Company shall issue and cause to be delivered with all reasonable dispatch to or upon the written order of the Holder and in such name or names as such Holder may designate a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants (and such other consideration as may be deliverable upon exercise of such Warrants) together with, at the sole option of the Company, cash for fractional Warrant Shares as provided in Section 7. Such certificate or certificates shall be deemed to have been issued and the Person so named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price, irrespective of the date of delivery of such certificate or certificates for Warrant Shares.

         Each Warrant shall be exercisable, at the election of the Holder thereof, either in full or from time to time in part and, in the event that a Warrant Certificate is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section 5 and of
Section 2; PROVIDED, HOWEVER, that the Holder shall be limited to three separate exercises and any partial exercise of a Warrant shall be for a number of Warrant Shares equal to or greater than 33% of the Warrant Shares represented by the Warrant as of the Closing Date.

         All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the Holders during normal business hours at its office.

                                   SECTION 6.
                                PAYMENT OF TAXES

         The Company will pay all taxes and other governmental charges (including all documentary stamp taxes, but excluding all foreign, federal, state or local income taxes payable by a Holder of a Warrant) in connection with the issuance or delivery of the Warrants hereunder, including all such taxes attributable to the initial issuance or delivery of Warrant Shares upon the exercise of Warrants and payment of the Exercise Price. The Company shall not, however, be required to pay any tax that may be payable in respect of any subsequent transfer of the Warrants or any transfer involved in the issuance and delivery of Warrant Shares in a name other than that in which the Warrants to which such issuance relates were registered, and, if any such tax would otherwise be payable by the Company, no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, or it is established to the reasonable satisfaction of the Company that any such tax has been paid.


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                                   SECTION 7.
                              FRACTIONAL INTERESTS

         The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same Holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 7, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall, at its sole option, pay an amount in cash equal to the Market Price of the Warrant Share so issuable multiplied by such fraction.

                                   SECTION 8.
                         LIMITATIONS ON CERTAIN HOLDERS

         Notwithstanding anything in this Agreement or any Warrant Certificate to the contrary, no Holder which is subject to the provisions of Regulation Y promulgated by the Board of Governors of the Federal Reserve, or any successor regulation thereto ("REGULATION Y"), or which is affiliated with any entity subject to the provisions of Regulation Y if such affiliate holds securities of the Company (any such Holder being referred to herein as a "REGULATED HOLDER"), may exercise the Warrants for a number of Warrant Shares which would permit such Regulated Holder, together with its affiliates, to own or control a number of Warrant Shares greater than that permitted by law, including without limitation, Regulation Y.

                                   SECTION 9.
                 ADJUSTMENT OF NUMBER OF WARRANT SHARES ISSUABLE

         The number of shares of Common Stock issuable upon the exercise of each Warrant (the "WARRANT NUMBER") is initially one. The Warrant Number is subject to adjustment from time to time upon the occurrence of the events enumerated in, or as otherwise provided in this Section 9.

         (a)      ADJUSTMENT FOR CHANGE IN CAPITAL STOCK.  If the Company:

                  (i) subdivides or reclassifies its outstanding shares of Common Stock into a greater number of shares;

                  (ii) combines or reclassifies its outstanding shares of Common Stock into a smaller number of shares; or


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



                  (iii) issues by reclassification of its Common Stock any shares of its capital stock;

then the Warrant Number in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which it would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

         The adjustment shall become effective immediately after the effective date thereof. Such adjustment shall be made successively whenever any event listed above shall occur.

         (b) ADDITIONAL ISSUANCES. If the Company at any time shall issue any Additional Shares at a price less than the Market Price or any Convertible Securities (excluding any such issuance for which the number of Warrant Shares purchasable hereunder shall have been adjusted pursuant to subsection (a) of this Section 9 and excluding any issuance or exercise of Warrants), which are exercisable or convertible for Additional Shares at an exercise or conversion price less than the Market Price, the number of Warrant Shares purchasable hereunder after such issuance shall be determined by multiplying the number of Warrant Shares purchasable hereunder immediately prior to such issuance by a fraction, (i) the denominator of which shall be the number of shares of Common Stock on a Fully Diluted Basis immediately prior to such issuance plus the number of shares that the aggregate consideration for the total number of such Additional Shares issued or to be issued in connection with Convertible Securities (including the issue price of any such Convertible Securities) would purchase at the Market Price and (ii) the numerator of which shall be the number of shares of Common Stock on a Fully Diluted Basis immediately after such issuance. Shares of Common Stock owned by or held for the account of the Company or any Subsidiary on such date shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall become effective immediately after such issuance. Such adjustment shall be made successively whenever any such event shall occur.

         If the Company at any time shall issue two or more securities as a unit and one or more of such securities shall be Additional Shares or Convertible Securities subject to this subsection (b), the consideration allocated to each such security shall be determined in good faith by the board of directors of the Company; PROVIDED that if the aggregate issue price of all such units, in the same issuance, exceeds $2,000,000, then, at the request of the Holders, such allocation shall be determined by an Independent Financial Expert pursuant to the Valuation Procedure.

         (c) DISTRIBUTION OF EVIDENCES OF INDEBTEDNESS OR ASSETS. If the Company at any time shall fix a record date for the making of a distribution to all holders of its Common Stock (including any such distribution to be made in connection with a consolidation or merger in which the Company is to be the continuing corporation) of evidences of its indebtedness or assets (excluding dividends paid in or distributions of the Company capital stock for which the number of Warrant Shares purchasable hereunder shall have been adjusted pursuant to subsection (a) of this Section 9 or regular cash dividends or distributions payable out of earnings or surplus and made in the ordinary course of business and which have been paid to the Holder pursuant to Section 10(a)) the number of Warrant Shares purchasable hereunder after such record date shall be determined by multiplying the number of Warrant Shares purchasable hereunder immediately prior to such record date by a fraction, of which the denominator shall be the Market Price per share of Common Stock on such record date, less the fair market value (as determined in the reasonable judgment of the Board of Directors of the Company and described in a statement mailed by certified mail to the Holder) of the portion of the assets or evidences of indebtedness so to be distributed to a holder of one share of Common Stock, and the numerator shall be such Market Price per share of Common Stock. Such adjustment shall become effective immediately after such record date. Such adjustment shall be made whenever such a record date is fixed; and in the event that such distribution is not so made, the number of Warrant Shares purchasable hereunder shall again be adjusted to be the number that was in effect immediately prior to such record date.

         (d) CONSIDERATION RECEIVED. For purposes of any computation respecting consideration received pursuant to subsections (b) and (c) of this Section 9, the following shall apply:

                  (i) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash (without any deduction being made for any commissions, discounts or other expenses incurred by the Company for any underwriting of the issue or otherwise in connection therewith);

                  (ii) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof (irrespective of the accounting treatment thereof) as determined in good faith by the Board of Directors of the Company; and

                  (iii) in the case of the issuance of Convertible Securities, the aggregate consideration received therefor shall be deemed to be the consideration received by the Company for the issuance of such securities plus the additional minimum consideration, to be received by the Company upon the conversion, exchange or exercise thereof (the consideration in each case to be determined in the same manner as provided in clauses (i) and (ii) of this subsection).

         (e) WHEN DE MINIMIS ADJUSTMENT DEFERRED. No adjustment in the Warrant Number need be made unless the adjustment would require an increase or decrease of greater than 10,000 shares of Common Stock. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment; PROVIDED that no such adjustment shall be deferred beyond the date on which a Warrant is exercised. All calculations under this Section 9 shall be made to the nearest 1/1000th of a share.

         (f) WHEN NO ADJUSTMENT REQUIRED. If an adjustment is made upon the establishment of a record date for a distribution subject to subsections (a),
(b) or (c) hereof and such distribution is subsequently canceled, the Warrant Number then in effect shall be readjusted, effective as of the date when the Board of Directors determines to cancel such distribution, to that which would have been in effect if such record date had not been fixed.


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



         (g) NOTICE OF ADJUSTMENT. Whenever the Warrant Number is adjusted, the Company shall provide the notices required by subsection 13(a) hereof.

         (h) WHEN ISSUANCE OR PAYMENT MAY BE DEFERRED. In any case in which this
Section 9 shall require that an adjustment in the Warrant Number be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the Holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Warrant Number prior to such adjustment, and
(ii) at the sole option of the Company, paying to such Holder any amount in cash in lieu of a fractional share pursuant to Section 7; PROVIDED that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

         (i) REORGANIZATIONS. In case of any capital reorganization, other than in the cases referred to in subsection 9(a), (b) or (c) hereof, or the consolidation or merger of the Company with or into another Person (other than a merger or consolidation in which the Company is the surviving entity and which does not result in any reclassification of the outstanding shares of Common Stock into shares of other stock or other securities or property), or the sale of the property of the Company as an entirety or substantially as an entirety (collectively, such actions being hereinafter referred to as "REORGANIZATIONS"), there shall thereafter be deliverable upon exercise of any Warrant (in lieu of the number of shares of Common Stock theretofore deliverable) the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock that would otherwise have been deliverable upon the exercise of such Warrant would have been entitled upon such Reorganization if such Warrant had been exercised in full immediately prior to such Reorganization. In case of any Reorganization, appropriate adjustment, as determined in good faith by the Board of Directors of the Company, whose determination shall be described in a duly adopted resolution certified by the Company's Secretary or Assistant Secretary, shall be made in the application of the provisions herein set forth with respect to the rights and interests of Holders so that the provisions set forth herein shall thereafter be applicable, as nearly as possible, in relation to any shares or other property thereafter deliverable upon exercise of Warrants.

         The Company shall not effect or permit any such Reorganization unless
(i) the successor entity resulting from such Reorganization or the Person purchasing such assets is a corporation duly organized and validly existing under the laws of a state of the United States of America or such other jurisdiction so long as the Holder, in the opinion of its legal counsel, (x) will be permitted to hold the Warrant and the Common Stock represented by the Warrant under the applicable laws of such jurisdiction and (y) there would be no material adverse changes in the rights of the Holder as a holder of a warrant of a company organized under such jurisdiction as a result of the corporate form of the Holder or the status of the Holder as a bank or a bank affiliate and (ii) prior to or simultaneously with the consummation of such Reorganization the successor entity (if other than the Company) resulting from such Reorganization or the Person purchasing such assets shall expressly assume, by a supplemental warrant agreement to this Agreement or other acknowledgment executed and delivered to the Holder(s) in form and substance satisfactory to the Requisite Holders, the obligation to deliver to each such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase, and all other obligations and liabilities under this Agreement.

         (j) FORM OF WARRANTS. Irrespective of any adjustments in the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

         (k) ADJUSTMENTS IN OTHER SECURITIES. If as a result of any event or for any other reason, any adjustment is made which increases the number of shares of Common Stock issuable upon conversion, exercise or exchange of, or in the conversion or exercise price or exchange ratio applicable to, any outstanding Convertible Securities, then a corresponding adjustment shall be made hereunder to adjust the number of shares of Common Stock issuable upon exercise of the Warrants, but only to the extent that no such adjustment has been made pursuant to subsection 9(a), (b) or (c) with respect to such event or for such other reason.

         (l) OTHER DILUTIVE EVENTS. If any corporate action shall occur as to which the provisions of this Section 9 are not strictly applicable but as to which the failure to make any adjustment would adversely affect the purchase rights or value represented by the Warrants in accordance with the essential intent and principles of this Section 9 (which are to place the Holder in a position as nearly equal as possible to the position the Holder would have occupied had the Holder purchased shares of Common Stock on the date hereof) then, in each such case, the Company shall appoint a firm of independent certified public accountants of recognized national standing (which may be the regular auditors of the Company) to give their opinion upon the adjustment, if any, on a basis consistent with the essential intent and principles established in this Section 9, necessary to preserve, without dilution, the purchase rights represented by Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to Holders and will make the adjustments described therein.

         (m) DISSOLUTION, LIQUIDATION OR WINDING UP. Notwithstanding any other provision of this Agreement, in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, each Holder shall be entitled to share, with respect to the Warrant Shares issuable upon exercise of the Holder's Warrants, equally and ratably in any cash or non-cash distributions payable to holders of Common Stock, less the aggregate Exercise Price payable upon the exercise of such Warrants. The Company shall give notice to each Holder at the earliest practicable time (and, in any event, not less than 20 days before the date of such dissolution, liquidation or winding-up, as the case may
be) and each Holder of outstanding Warrants shall be entitled to share equally and ratably in any cash or noncash distributions payable to holders of Common Stock. In case of any such voluntary or involuntary dissolution, liquidation or winding up of the Company, the Company shall hold in escrow any funds or other property which a Holder is entitled to receive in respect of such Holder's Warrant Shares at the time of any distribution. No such Holder will be entitled to receive payment of any such distribution until such Holder has surrendered the Warrant Certificates evidencing such Warrant to the Company. From and after such voluntary or involuntary dissolution, liquidation or winding up with respect to the Company, all rights of the Holders, except the right to receive such distribution, without interest, upon the surrender of the Warrant Certificates, shall cease and terminate and such Warrants shall not thereafter be transferred (except with the consent of the Company) and such Warrants shall not be deemed to be outstanding for any other purpose whatsoever. For the purposes of this Agreement, neither the voluntary sale, lease, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the property or assets of the Company, nor the consolidation or merger of the Company with one or more other corporations, shall be deemed to be a liquidation, dissolution or winding up, voluntary or involuntary, with respect to the Company.

         (n) MISCELLANEOUS. In the event that at any time, as a result of an adjustment made pursuant to this Section 9, the Holders shall become entitled to purchase any securities of the Company other than, or in addition to, shares of Common Stock, thereafter the number or amount of such other securities so purchasable upon exercise of each Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 9, and the provisions of Sections 5, 6, 7 and 8 with respect to the Warrant Shares or the Common Stock shall apply on like terms to any such other securities.

         (o) REGULATED HOLDERS. If, in the written opinion of counsel to any Regulated Holder (which may be internal counsel), the receipt by such Regulated Holder of Warrant Shares (or any security included therein) upon any exercise or exchange pursuant to this Section 9 would cause such Regulated Holder to violate any provision of Applicable Law with respect to its ownership of voting securities of the Company, then the Company will use its best efforts (including using its best efforts to cause its Organizational Documents to be amended) to create an Equivalent Nonvoting Security with respect to Warrant Shares (or any such security included therein), and such Regulated Holder shall be entitled to receive upon such exercise or exchange, in lieu of such number (as it shall specify) of shares or other units of Warrant Shares (or any such security included therein) otherwise receivable by such Regulated Holder, the same number of shares or other units of such Equivalent Nonvoting Security.

         (p) EXCLUDED TRANSACTIONS. Notwithstanding any other provision of this
Section 9, no adjustment shall be made pursuant to this Section 9 in respect of
(x) the issuance of Common Stock to holders of options or warrants to purchase Common Stock and holders of preferred stock of the Company convertible into Common Stock, in each case as described on SCHEDULE I hereto, (y) the issuance to holders of Subordinated Debt (as defined in the Credit Agreement) of options or warrants to purchase Common Stock in accordance with the terms of such Subordinated Debt in existence on the date hereof and (z) the issuance to employees of the Company of options or warrants to purchase Common Stock, or the issuance to such employees of Common Stock upon the exercise of any such options or warrants, PROVIDED that the aggregate amount of all such Common Stock qualifying for exclusion pursuant to this SECTION 9(P) which may be acquired upon the exercise of such options or warrants pursuant to this clause (z) may not exceed an aggregate of 2.5% of 8,159,284.


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



                                   SECTION 10.
               PAYMENTS IN RESPECT OF DIVIDENDS AND DISTRIBUTIONS

         If the Company pays any dividend or makes any distribution (whether in cash, property or securities of the Company) on its Common Stock, then the Company shall (a) in the case of a Holder other than a Regulated Holder, simultaneously pay to each Holder, the dividend or distribution which would have been paid to such Holder on the Warrant Shares receivable upon the exercise in full of such Warrant had such Warrant been fully exercised immediately prior to the record date for such dividend or distribution or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividend or distribution are to be determined and (b) in the case of a Regulated Holder, on the date the Company has fixed a record date for the making of such dividend or distribution, adjust the number of Warrant Shares purchasable hereunder pursuant to Section 9(c).

                                   SECTION 11.
                               REGISTRATION RIGHTS

         The Company hereby grants to the Holders the registration rights with respect to the Registrable Securities as set forth in this Section 11.

         (a)      Incidental Registration.
                  -----------------------

                  (i) If the Company proposes to register any of its Common Stock under the Securities Act of 1933, as amended (the "1933 ACT") by registration on any form (other than Forms S-4 or S-8), whether or not for sale for its own account, it will each such time give prompt written notice to all Holders holding Registrable Securities of its intention to do so and of such Holders' rights under this subsection 11(a) prior to the proposed registration. Upon the written request of any such Holder (a "REQUESTING HOLDER") made as promptly as practicable and in any event within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Requesting Holder), the Company will file a registration statement with respect to, and use its best efforts to make effective at the earliest possible date, the registration under the 1933 Act of all Registrable Securities which the Company has been so requested to register by the Requesting Holders thereof; PROVIDED, HOWEVER, that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each Requesting Holder of Registrable Securities and (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from any obligation of the Company to pay the Registration Expenses in connection therewith) and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.

                  (ii) If the managing underwriter of any underwritten offering shall inform the Company that the number of Registrable Securities requested to be included in such registration exceeds the number which can be sold in such offering, and the Company has so advised the Requesting Holders in writing, then the Company will include in such registration, to the extent of the number of Registrable Securities which the Company is so advised can be sold in (or during the time of) such offering, (a) first, among the securities the Company proposes to sell; (b) second, among the Preferred Securities (as defined in that certain Registration Rights Agreement dated August 30, 1995 by and among the Company, Brantley Venture Partners III, L.P., Theodore F. Savastano, and River Cities Capital Fund Limited Partnership and the Addendum to Registration Rights Agreement dated September 15, 1995 by and among the Company, Brantley Venture Partners III, L.P., Theodore F. Savastano, River Cities Capital Fund Limited Partnership as further amended by the First Amendment to Registration Rights Agreement dated as of June 27, 1996 among the Company, Brantley Venture Partners III, L.P., Theodore F. Savastano, River Cities Capital Fund Limited Partnership IPP95, L.P., Environmental Opportunity Fund, L.P. and Environmental Opportunities Fund (Cayman) L.P. (such Registration Rights Agreement, Addendum and First Amendment thereto are collectively referred to as the "First Registration Rights Agreement")) in accordance with the terms set forth in the First Registration Rights Agreement; (c) third, among the Other Investor Shares, the Savastano Shares (each as defined in the First Registration Rights Agreement), the Priority Registrable Securities and among all holders of Registrable Shares (as defined in Registration Rights Agreement dated January 31, 1996 by and between the Company and Mass Transfer Systems, Inc.) in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by the Other Investors (as defined in the First Registration Rights Agreement), Theodore F. Savastano, the Requesting Holder, and such holders at the time of filing the registration statement; and (d) among other securities requested to be included in such registration. The registration rights of the Holders pursuant to this agreement are fully subordinated to the rights of the holders under the First Registration Rights Agreement.

         If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter. In the event of any such withdrawal, the Company and the underwriter. In the event of any such withdrawal, the Company will include, on a proportionate basis (determined in accordance with the preceding sentence), in any such registration in lieu thereof any additional Registrable Shares which were requested to be included by a Requesting Holder and which were excluded pursuant to the above-described underwriter limitation up to the maximum set by such underwriter.

                  (iii) The Company will pay all Registration Expenses in connection with any registration effected pursuant to this subsection 11(a).

         (b) REGISTRATION PROCEDURES. If and whenever the Company is required to use its best efforts to make effective the registration of any Registrable Securities under the 1933 Act as provided in Section 11(a), the Company will, as expeditiously as possible:

                  (i) Prepare and (within 90 days after the date a request for registration is given to the Company or in any event as soon thereafter as practicable) file with the Commission the requisite registration statement to effect such registration and thereafter use its best efforts to cause such registration statement to become effective;

                  (ii) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the 1933 Act and the rules and regulations of the Commission thereunder with respect to the disposition of all Registrable Securities covered by such registration statement, and furnish to each seller of Registrable Securities prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and not file any such amendment or supplement to which any such seller shall have reasonably objected on the grounds that any information for which such seller could be held responsible under this subsection 11(b) is untrue, inaccurate or incomplete;

                  (iii) Furnish to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed under Rule 424 under the 1933 Act, and in each case, each amendment or supplement thereto, in conformity with the requirements of the 1933 Act, such documents, if any, incorporated by reference in such registration statement or prospectus, and such other documents, as such seller may reasonably request;

                  (iv) Use its best efforts (x) to register or qualify all Registrable Securities and other securities covered by such registration statement under such other securities or blue sky laws of such States of the United States of America where an exemption is not available and as the sellers of Registrable Securities covered by such registration statement shall reasonably request, (y) to keep such registration or qualification in effect for so long as such registration statement remains in effect, and (z) to take any other action which may be reasonably necessary or advisable to enable such sellers to consummate the disposition in such jurisdictions of the securities to be sold by such sellers, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection 11(b) be obligated to be so qualified or to consent to general service of process in any such jurisdiction or to subject itself to taxation in such jurisdiction;

                  (v) Use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other federal or state governmental agencies or authorities as may be necessary in the opinion of counsel to the Company or counsel to the seller or sellers of Registrable Securities to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

                  (vi) Furnish at the effective date of such registration statement to each seller of Registrable Securities, and each such seller's underwriters, if any, a signed counterpart of an opinion of counsel for the Company, addressed to such seller and underwriters, if any, dated the effective date of such registration statement and, if applicable, the date of the closing under the underwriting agreement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings of securities and such other legal matters as the underwriters may reasonably request;

                  (vii) Promptly notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, in the light of the circumstances under which they were made, and promptly prepare and, at the request of any such seller, furnish to it a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (viii) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make generally available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 promulgated thereunder, and promptly furnish to each such seller of Registrable Securities a copy of any amendment or supplement to such registration statement or prospectus;

                   (ix) Provide and cause to be maintained a transfer agent and registrar (which, in each case, may be the Company) for all Registrable Securities covered by such registration statement from and after a date not later than the effective date of such registration;

                    (x) Use its best efforts to list all Registrable Securities covered by such registration statement on any national securities exchange on which Registrable Securities of the same class covered by such registration statement are then listed (or, if other shares of Registrable Securities are so qualified, qualify them for inclusion in the National Association of Securities Dealers Automated Quotations National Market System, as the case may
         be);

                  (xi) Enter into such customary agreements (including an underwriting agreement in customary form, including customary provisions concerning indemnification of the underwriters by the Company) and take such other actions as the sellers of Registrable Securities and the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities;

                  (xii) Obtain a "cold comfort" letter or letters from the Company's independent public accountants in customary form and covering matters of the type customarily covered by "cold comfort" letters as the underwriters may reasonably request;

                  (xiii) Notify each seller of Registrable Securities and the managing underwriter or agent, immediately, and confirm the notice in writing (a) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the prospectus or any amendment to the prospectus shall have been filed, (b) of the receipt of any comments from the Commission, (c) of any request of the Commission to amend the registration statement or amend or supplement the prospectus or for additional information, and (d) of the issuance by the commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Registrable Securities for sale in any jurisdiction, or of the institution or threatening of any proceedings for any such purposes;

                  (xiv) Use its best efforts to obtain the withdrawal of any order suspending the effectiveness of the registration statement at the earliest possible time;

                  (xv) Cooperate with the sellers of Registrable Securities and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold, and enable such Registrable Securities to be in such denominations and registered in such names as such sellers or the managing underwriter or agent, if any, may reasonably request;

                  (xvi) Cause its subsidiaries and affiliates to take all action necessary or advisable to effect the registration of the Registrable Securities contemplated hereby, including preparing and filing any required financial information; and

                  (xvii) Use its best efforts to take all other steps necessary or advisable to effect the registration of the Registrable Securities contemplated hereby.

         The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

         Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any written notice from the Company of the happening of any event of the kind described in Section 11(b)(vii), such holder will forthwith discontinue such holder's disposition of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by this subsection 11(b) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice.

         (c) PREPARATION, REASONABLE INVESTIGATION. In connection with the preparation and filing of each registration statement under the 1933 Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, the underwriters, if any, and their respective counsel and accountants, the timely opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be reasonably necessary or advisable, in the opinion of each of such holders and such underwriters' respective counsel, to conduct appropriate due diligence as contemplated by the 1933 Act.

         (d) RULE 144. So long as the Common Stock shall be registered pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), the Company will file the reports required to be filed by it under the Exchange Act and will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the 1933 Act under the exemptions provided by Rule 144, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, if it has not so complied, stating that it will promptly do so.

         (e) HOLD-BACK. Each of the Company and each Holder holding Registrable Securities included in a registration statement hereunder agrees not to effect any public sale or distribution of shares of Common Stock during the period specified by the managing underwriter or underwriters of the underwritten offer being made pursuant to such registration statement (which period shall not exceed seven days prior to and 180 days following the effective date of such registration statement), except as part of such registration, if and to the extent reasonably requested by such managing underwriter or underwriters.

         (f)      Indemnification.
                  ---------------

                  (i) The Company will, and hereby does agree to, indemnify and hold harmless, in the case of any registration statement filed pursuant to subsection 11(a) , each seller of any Registrable Securities covered by such registration statement and each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or any such underwriter within the meaning of the 1933 Act, and their respective directors, officers, partners, agents and affiliates, against any losses, claims, damages or liabilities, joint or several, to which such seller or underwriter or any such director, officer, partner, agent, affiliate or controlling person may become subject under the 1933 Act or otherwise, including, without limitation, the fees and expenses of legal counsel, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the 1933 Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances in which they were made) not misleading, and the Company will promptly reimburse such seller or underwriter and each such director, officer, partner, agent, affiliate and controlling Person for any legal or any other expenses (including reasonable fees and expenses of attorneys) reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; PROVIDED, HOWEVER, that the Company shall not be liable to a seller or underwriter in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter, as the case may be, specifically stating that it is for use in the preparation thereof; and PROVIDED FURTHER, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the 1933 Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus and the Company had previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller or underwriter or any such director, officer, partner, agent, affiliate or controlling person and shall survive the transfer of such securities by such seller.

                  (ii) As a condition to including any Registrable Securities in any registration statement, the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities, to indemnity and hold harmless (in the same manner and to the same extent as set forth in subsection 11(f)(i)) the Company, and each director of the Company, each officer of the Company and each other Person, if any, who participates as an underwriter in the offering or sale of such securities and each other Person who controls the Company or any such underwriter within the meaning of the 1933 Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if, and only to the extent that, such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; PROVIDED, that such seller shall not be liable to the Company or any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the 1933 Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of the failure of the Company or such Person to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus; PROVIDED FURTHER, that the liability of such indemnifying party under this subsection 11(f)(ii) shall be limited to the amount of net proceeds received by such indemnifying party in the offering giving rise to such liability. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

                  (iii) Promptly after receipt by an indemnified party of written notice of the commencement of any action or proceeding involving a claim referred to in subsection 11(f)(ii), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; PROVIDED, HOWEVER, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under the preceding subsections of this subsection 11(f) except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and after written notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses (including fees and expenses of attorneys) subsequently incurred by the indemnified party in connection with the defense thereof. Notwithstanding the foregoing, in any action or proceeding in which both the Company and an indemnified party are, or are reasonably likely to become, a party, such indemnified party shall have the right to employ separate counsel at the Company's expense and to control its own defense of such action or proceeding if, in the reasonable opinion of counsel to such indemnified party, (a) there are or will likely be legal defenses available to such indemnified party or to other indemnified parties that are different from or additional to those available to the Company or (b) any conflict or potential conflict exists between the Company and such indemnified party that would make such separate representation advisable; PROVIDED, HOWEVER, that in no event shall the Company be required to pay the reasonable fees and expenses for the indemnified parties under this subsection 11(f) for more than one firm of attorneys in any jurisdiction in any one legal action or group of related legal actions. No indemnifying party shall be liable for any settlement of any action or proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No indemnifying party shall, without the consent of each indemnified party, which consent shall not be unreasonably withheld or delayed, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a general release from all liability in respect to such claim or litigation or which requires action by the indemnified party.

                  (iv) If the indemnification provided for in this subsection 11(f) shall for any reason be held by a court to be unavailable to an indemnified party under subsection 11(f)(i) or 11(f)(ii) hereof in respect of any loss, claim, damage or liability, or any action or proceeding in respect thereof, then, in lieu of the amount paid or payable under subsection 11(f)(i) or 11(f)(ii), the indemnified party and the indemnifying party under subsection 11(f)(i) or 11(f)(ii) shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating the same), (i) in such proportion as is appropriate to reflect the relative fault of the Company and the prospective sellers of Registrable Securities covered by the registration statement which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action or proceeding in respect thereof, as well as any other relevant equitable considerations; PROVIDED, that for purposes of this clause
         (i), the relative fault of the Company and the prospective sellers of Registrable Securities covered by such registration statement will be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by such prospective sellers and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and such prospective sellers from the offering of the securities covered by such registration statement; PROVIDED, that for purposes of this clause (ii), the relative benefits received by the prospective sellers shall be deemed not to exceed the amount of net proceeds received by such prospective sellers. No Person guilty of fraudulent misrepresentation (within the meaning of subsection 11 (f) of the 1933 Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Such Prospective sellers' obligations to contribute as provided in this subsection 11(f)(iv) are several in proportion to the relative value of their respective Registrable Securities covered by such registration statement and not joint. In addition, no Person shall be obligated to contribute hereunder any amounts in payment for any settlement of any action or claim effected without such Person's consent, which consent shall not be unreasonably withheld.

         The Company and the holders of the Registrable Securities agree that it would not be just and equitable if contribution pursuant to this subsection 11(f)(iv) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph.

         Indemnification and contribution similar to that specified in the preceding subsections of this subsection 11(f) (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the 1933 Act.

         The indemnification and contribution required by this Section 11 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         (g) The obligations of the Company under this Section 11 shall be in addition to any other liability which the Company may otherwise have to any other party under the Warrant Agreement, applicable law or otherwise.

                                   SECTION 12.
                         REPRESENTATIONS AND WARRANTIES

         The Company hereby represents and warrants to the Holders that the representations and warranties contained in Section 6 of the Credit Agreement are hereby confirmed and restated, insofar as the representations and warranties contained therein by their terms are applicable to the Company and its properties, each such representation and warranty (insofar as applicable as aforesaid), together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by reference as though specifically set forth in this Section; PROVIDED, HOWEVER, that for purpose of such incorporation by reference, the term "Loan Documents" shall be deemed to include this Agreement and the Warrant Certificates.

                                   SECTION 13.
                                    COVENANTS

         (a) NOTICES OF CERTAIN ACTIONS. In the event that the Company:

                  (i) shall authorize the issuance to holders of Common Stock of rights or warrants to subscribe for or purchase capital stock of the Company or of any other subscription rights or warrants; or

                  (ii) shall authorize a dividend or other distribution to holders of Common Stock of evidences of its indebtedness, cash or other property or assets; or

                  (iii) proposes to become a party to any consolidation or merger for which approval of any stockholders of the Company will be required, or to a conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any capital reorganization or reclassification or change of the Common Stock; or

                  (iv) commences a voluntary or involuntary dissolution, liquidation or winding up;

                  (v) commences a Qualified Public Offering; or

                  (vi) fails to comply with the provisions of this Agreement; or

                  (vii) proposes to take any other action which would require an adjustment pursuant to Section 9;

then the Company shall provide a written notice to each Holder stating (i) the date as of which the holders of record of Common Stock to be entitled to receive any such rights, warrants or distribution are to be determined, (ii) the material terms of any such consolidation or merger and the expected effective date thereof, or (iii) the material terms of any such conveyance or transfer, and the date on which any such conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of Common Stock will be entitled to exchange their shares for securities or other property, if any, deliverable upon such reclassification, conveyance, transfer, dissolution, liquidation or winding up. Such notice shall be given not later than 10 Business Days prior to the effective date (or the applicable record date, if earlier) of such event. The failure to give the notice required by this subsection 13(a) or any defect therein shall not affect the legality or validity of any distribution, right, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

         (b) FINANCIAL STATEMENTS AND REPORTS. The Company shall furnish to each Holder the financial statements, reports, certificates, statements and notices described in Section 7.01 of the Credit Agreement as in effect on the date hereof, within the periods set forth therein (PROVIDED that the financial statements to be furnished hereunder shall be of the Company and its Subsidiaries), and such clauses, together with all related definitions and ancillary definitions, are hereby incorporated into this Agreement by reference as though specifically set forth in this Section and all of such provisions shall survive the repayment of all obligations under the Credit Agreement.

         (c) INFORMATION RIGHTS. Each Holder shall have all of the rights of a holder of Common Stock under Applicable Law, whether or not such Holder has exercised or exchanged any Warrants, to receive lists of stockholders or other information respecting the Company, to inspect the books and records of the Company and to visit the properties of the Company. Nothing contained in this Agreement shall be construed as conferring upon any Holder, prior to its exercise of any Warrant, the right to vote or to consent or to receive notice as stockholders in respect of meetings of stockholders or the election of directors of the Company or any other matter, or any rights whatsoever as stockholders of the Company, except as expressly provided hereunder or under applicable law.

         (d) COVENANTS INCORPORATED BY REFERENCE. The Company agrees with each of the Holders that, until the performance of all of its obligations hereunder, the Company will perform, comply with and be bound by all of the agreements, covenants and obligations contained in Sections 7.04, 7.06, 7.08 and 7.10 of the Credit Agreement as in effect on the date hereof, which by their terms are applicable to the Company or its properties, each such agreement, covenant and obligation, together with all related definitions and ancillary provisions, being hereby incorporated into this Agreement by reference as though specifically set forth in this subsection 18(d) and all of such agreements, covenants and obligations shall survive the repayment of the Loans and the termination of the Credit Agreement for purposes hereof.

         (e)      Regulated Holders.
                  -----------------

                  (i) Notwithstanding any other provision of this Agreement to the contrary, except as provided in this subsection 13(e), without the prior written consent of any Regulated Holder, the Company shall not, directly or indirectly, redeem, purchase or otherwise acquire, convert or take any action (including any amendment to an Organizational Document) with respect to the voting rights of, or undertake any other action or transaction (including any merger, consolidation or recapitalization) affecting, any shares of its capital stock or other voting securities if the result of the foregoing would be to cause the ownership of the capital stock of any Person by such Regulated Holder, or the ownership of voting securities of any Person (or any class thereof) by such Regulated Holder, to exceed the quantity of such capital stock or voting securities (or any class thereof) that such Regulated Holder is permitted under Applicable Law to own. Any action or transaction referred to in the preceding sentence shall be referred to herein as a "SECTION 13(E) TRANSACTION." The Company shall be permitted to undertake any Section 13(e) Transaction which would otherwise result in the ownership by any Regulated Holder of voting securities (or any class thereof in excess of the quantity permitted by Applicable Law if, in a manner reasonably satisfactory to such Regulated Holder, the Company shall provide or cause to be provided for such Regulated Holder (i) to receive in connection with any such action or transaction a number of shares or other units of Equivalent Nonvoting Securities equal to such excess in lieu of the same number of shares or other units of the voting securities it would otherwise have received or (ii) if it would not otherwise have received voting securities in connection with such action or transaction, to exchange a number of shares or other units of voting securities then held by such Regulated Holder equal to such excess for the same number of shares or other units of Equivalent Nonvoting Securities. If the Company proposes to undertake any action or transaction which could constitute a Section 13(e) Transaction, it shall provide the Holders at least 15 days prior written notice thereof. If, in the written opinion of counsel to any Regulated Holder (which may be internal counsel) delivered within 10 days following receipt of such notice, such action or transaction constitutes a Section 13(e) Transaction with respect to such Regulated Holder, then the Company shall delay undertaking such
         Section 13(e) Transaction for the purpose of using its best efforts to agree on a manner in which to restructure such action or transaction in a manner reasonably satisfactory to the Company and such Regulated Holder so that it no longer would constitute a Section 13(e) Transaction. If the Company and such Regulated Holder are unable to agree, within 20 days of the delivery of such written opinion, upon a manner in which to so restructure such Section 13(e) Transaction, and such Section 13(e) Transaction is a bona fide action or transaction proposed by the Company in good faith, then the Company shall be permitted to undertake such Section 13(e) Transaction if prior to or concurrently with doing so it purchases from such Regulated Holder, at a purchase price equal to the Market Value per share of Common Stock, a number (specified by such Regulated Holder) of Warrants (based on the number of Warrant Shares represented thereby) or Warrant Shares sufficient, in the written opinion of counsel to such Regulated Holder (which may be internal counsel), to prevent such Section 13(e) Transaction from causing the ownership of the capital stock of any Person by such Regulated Holder to exceed the quantity of such capital stock that such Regulated Holder is permitted under Applicable Law to own.

                  (ii) If it becomes unlawful for any Regulated Holder to continue to hold some or all of the Warrants or Warrant Shares held by it, or restrictions are imposed on any Regulated Holder by Applicable Law which, in the reasonable judgment of such Regulated Holder, make it unduly burdensome to continue to hold such Warrants or Warrant Shares, the Company shall (i) cooperate with such Regulated Holder in any efforts by such Regulated Holder to dispose of some or all of such Warrants or Warrant Shares in a prompt and orderly manner, including providing (and authorizing such Regulated Holder to provide) financial and other information concerning the Company to any prospective purchaser of such Warrants or Warrant Shares and (ii) at the request of such Regulated Holder, take all steps (including using its best efforts to cause its Organizational Documents to be amended) necessary to create an Equivalent Nonvoting Security with respect to the Warrant Shares then held by such Regulated Holder and permit such Regulated Holder to exchange Warrant Shares for the same number of shares or other units of such Equivalent Nonvoting Security; PROVIDED, that nothing in this subsection 13(e) shall require the Company to register or qualify such Warrants or Warrant Shares under any federal or state securities laws.

         (f) CURRENT PUBLIC INFORMATION. At all times after the Company has filed a registration statement with the Securities and Exchange Commission pursuant to the requirements of either the Securities Act or the Securities Exchange Act, the Company will file all reports required to be filed by it under the Securities Act and the Securities Exchange Act and the rules and regulations adopted by the Securities and Exchange Commission thereunder, and will take such further action as any Holder may reasonably request, all to the extent required to enable such Holder to sell Warrant

Shares pursuant to Rule 144 or Rule 144A adopted by the Commission under the Securities Act. Upon request, the Company will deliver to any such Holder a written statement as to whether it has complied with such requirements.

         (g) PUBLIC DISCLOSURES. The Company will not disclose any Holder's name or identity as an investor in the Company in any press release or other public announcement or in any written consent of such Holder, unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent jurisdiction in which case prior to making such disclosure the Company will give written notice to such Holder describing in reasonable detail the proposed content of such disclosure and will permit the Holder to review and comment upon the form and substance of such disclosure.

         (h) CERTAIN RESTRICTIONS. The Company will not:

                  (i) permit any amendment to its Organizational Documents, if such amendment would alter the powers, preferences or special rights of the shares of any class of capital stock of the Company (other than Common Stock) so as to affect the holders of Common Stock adversely;

                  (ii) permit any amendment, modification or waiver of that certain Stock Restriction Agreement, dated as of September 30, 1996, among Company and shareholders of the former Water Equipment Technologies, Inc., that certain Registration Rights Agreement, dated as of September 30, 1996, among the Company and the shareholders of the former Water Equipment Technologies, Inc., that certain Registration Rights Agreement, dated as of August 30, 1995, among and the Company and its shareholders, that certain Stock Restriction Agreement, dated as of January 31, 1996, between the Company and the shareholder of the former Mass Transfer Systems, Inc., that certain Stock Restriction Agreement, dated as of April 26, 1996, between the Company and the shareholder of the former Aero-Mod Incorporated, Resi-Tech, Inc., and Blue Water Service, Inc., and that certain Preferred Shareholder's Agreement, dated as of August 30, 1995, among the Company and the holders of the preferred stock of the Company, in each case as such agreement has been amended through the Closing Date, that would affect the Holders adversely;

                  (iii) take any other action, corporate or otherwise, the effect of which would be to alter, impair or affect adversely either the rights and benefits of the Holders or the duties and obligations of the Company under the Warrant Documents.

         (i) SPECIFIC PERFORMANCE. Each Holder shall have the right to specific performance by the Company of the provisions of this Agreement, in addition to any other remedies it may have at law or in equity. The Company hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Company for specific performance of this Agreement by any Holder of the Warrants or Warrant Shares.

                                   SECTION 14.
                             AMENDMENTS AND WAIVERS

         (a) CONSENT OF HOLDERS. No amendment, modification, termination or waiver of any provision of this Agreement (including the terms of any agreement incorporated by reference) and the Warrant Certificates or consent to any departure by the Company therefrom, shall in any event be effective without the written concurrence of the Requisite Holders; PROVIDED, HOWEVER, that without the consent of each Holder affected, no amendment, modification, termination or waiver may:

                  (i) make any change to the definition of "REQUISITE HOLDERS";

                  (ii) make any change to the transfer provisions of Section 15 that adversely affects the ability of a Holder to make any transfer described therein; or

                  (iii) make any change in the foregoing amendment and waiver provisions.

         After an amendment, modification, termination or waiver under this
Section 18 becomes effective, the Company shall mail to the Holders affected thereby a notice briefly describing such amendment, modification, termination or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such amendment, modification, termination or waiver.

         In connection with any amendment, modification, termination or waiver under this Section 18, the Company may offer, but shall not be obligated to offer, to any Holder who consents to such amendment, modification, termination or waiver, consideration for such Holder's consent, so long as such consideration is offered to all Holders.

         (b) SOLICITATION OF HOLDERS. The Company will not effect any proposed amendment, modification, termination or waiver of any of the provisions of this Agreement or the Warrant Certificates unless each Holder (irrespective of the amount of Warrants or Warrant Shares then owned by it) shall be informed thereof by the Company prior to the effectuation thereof (but only to the extent the Company has been provided with addresses for the Holders) and shall be afforded the opportunity of considering the same and shall be supplied by the Company with sufficient information to enable it to make an informed decision with respect thereto. Executed or true and correct copies of any amendment, modification, termination or waiver effected pursuant to the provisions of this
Section 18 shall be delivered by the Company to each Holder of outstanding Warrants or Warrant Shares forthwith following the date on which the same shall have been executed and delivered by the Holder or Holders of the requisite percentage of outstanding Warrant Shares (but only to the extent the Company has been provided with the addresses for the Holders).

         (c) REVOCATION AND EFFECT OF CONSENTS. Until an amendment, modification, termination or waiver becomes effective, a consent to it by a Holder is a continuing consent by the Holder and every subsequent Holder of a Warrant or Warrant Shares, even if notation of the consent is not made on any Warrant Certificate or stock certificate. However, any such Holder or subsequent Holder may revoke any such consent by notice to the Company received before the date on which the Requisite Holders have consented (and not heretofore revoked such consent) to such amendment, modification, termination or waiver.

         The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment, modification, termination or waiver, which record date shall be at least 30 days prior to the first solicitation of such consent. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.

                                   SECTION 15.
                                    TRANSFERS

         (a) Each Holder, subject to the provisions of subsection 15(b) below, shall be permitted to transfer each Warrant or each Warrant Share (and the rights relating thereto under this Agreement and the other Warrant Documents), in whole and not in part, to any Person other than a competitor of the Company or any affiliate of such competitor; PROVIDED that:

                  (i) such transfer is made pursuant to a registration statement under the Securities Act (it being acknowledged that the Company shall not be obligated to assist in any manner in any such registration) or pursuant to an exemption from the registration requirements of the Securities Act;

                  (ii) if such transfer is being made pursuant to an exemption from such registration requirements and if requested by the Company, counsel for such Holder (which counsel shall be reasonably acceptable to the Company) furnishes to the Company an opinion to the effect that such transfer is being made pursuant such an exemption;

                  (iii) the applicable transferee (or, in the case of an account manager, the managed account on behalf of which the account manager is acting) is an "accredited investor" as defined in Regulation D promulgated under the Securities Act;

                  (iv) such transferee represents to the Company in writing that it is acquiring such Warrant or Warrant Share solely for its own account (or in the case of Account Managers, on behalf of managed accounts) and not as nominee or agent for any other Person (other than for such managed accounts, if applicable) and not with a view to, or for offer or sale in connection with, any distribution thereof (within the meaning of the Securities Act) that would be in violation of the securities laws of the United States of America or any state thereof, without prejudice, however, to its right at all times to sell or otherwise dispose of all or any part of said Warrant or Warrant Share pursuant to a registration statement under the Securities Act or pursuant to an exemption from the registration requirements of the Securities Act, and subject, nevertheless, to the disposition of its property being at all times within its control; and

                  (v) unless the Holder making such transfer is making such transfer to any of its Affiliates or any of its partners or with the Company's prior written consent, such transfer is of (A) all the Warrants and Warrant Shares then held by such Holder or (B) Warrants and Warrant Shares (assuming exercise of the Warrants) aggregating not less than 1% of the shares of Common Stock outstanding (on a Fully-Diluted Basis) as of the date hereof, as such amount may be adjusted from time to time upon application of the provisions of
         Section 15.

         (b) Notwithstanding any provision of this Agreement to the contrary, no Regulated Holder may transfer the Warrants or any voting securities issued upon exercise of the Warrants, in whole or in part, except, in connection with (i) a transfer to one or more of such Holder's Affiliates, (ii) any public offering or public sale of securities of the Company (including a public offering registered under the Securities Act and a public sale pursuant to Rule 144 or 144A of the SEC or any similar rules then in force), (iii) any sale of the Warrants or securities received upon the exercise thereof to a person or group of persons (within the meaning of the Exchange Act) if, after such sale, such person or persons in the aggregate own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the directors of the Company, PROVIDED that such sale has been approved by the Company's Board of Directors or a committee thereof, (iv) any sale of the Warrants or securities received upon exercise thereof to a person or group of persons (within the meaning of the Exchange Act) , if, after such sale, such person or group of persons in the aggregate would own or control securities of the Company (EXCLUDING the portion of the Warrants or securities received upon the exercise thereof being disposed of connection with such sale) which possess in the aggregate the ordinary voting power to elect a majority of the Company's directors, (v) any sale of the Warrants (or securities received upon exercise thereof) to a person or group of persons (within the meaning of the Exchange
Act) if, after such sale, such person or group of persons would not in the aggregate own, control or have the right to acquire more than two percent (2%) of the outstanding securities of any class of voting securities of the Company,
(vi) any sale of the Warrants (or securities received upon exercise thereof) to a person or group of persons (within the meaning of the Exchange Act) if, prior to such sale, such person or group of persons, in the aggregate already own or control securities of the Company which possess in the aggregate the ordinary voting power to a elect a majority of the Company's directors and (vii) a merger, consolidation or similar transaction involving the Company if, after such transaction, a person or group of persons (within the meaning of the Exchange Act) would own or control securities which possess in the aggregate the ordinary voting power to elect a majority of the surviving corporation's directors; PROVIDED that such transaction has been approved by the Company's Board of Directors or a committee thereof.

         (c) The Company shall promptly register the transfer of any outstanding Warrants in the Warrant Register and any outstanding Warrant Shares in a Common Stock register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered Holder or Holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant or Warrant Share, as the case may be, shall be issued and delivered with all reasonable dispatch to the transferee(s) and such transferee(s) shall be deemed to have become the Holder(s) of record of such Warrant or Warrant Share, as the case may be, and the surrendered Warrant or Warrant Share, as the case may be, shall be canceled and disposed of by the Company.

                                   SECTION 16.
                                  MISCELLANEOUS

         (a) NOTICES. Unless otherwise specifically provided herein, any notice or other communication herein required or permitted to be given shall be in writing and shall be made by personal service, telefacsimile, United States Mail or reputable courier service:

                  (i) if to Purchaser or subsequent Holder, at the address or telecopy number set forth on the signature pages to this Agreement, or such other address as shall be designated in a written notice delivered to the Company; and

                  (ii) if to the Company, at the address or telecopy number set forth on the signature pages to this Agreement, or such other address as shall be designated in a written notice delivered to the other parties hereto.

         Unless otherwise specifically provided herein, any notice or other communication shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed.

         (b) FAILURE OR DELAY NOT WAIVER, REMEDIES CUMULATIVE. No failure or delay on the part of any Holder in the exercise of any power, right or privilege hereunder or under any other Warrant Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Warrant Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.

         (c) SEVERABILITY. In case any provision in or obligation under this Agreement or the Warrant Certificates shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

         (d) HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         (e) APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.

         (f) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Purchasers (including each Holder and its successors and assigns).

         (g) COUNTERPARTS. This Agreement and any amendments, waivers, consents or supplements hereto or in connection herewith may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                               *        *        *

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                          WATERLINK, INC.

                                          By:
                                             ----------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------

                                          Notice Address:
                                          ---------------

                                          Waterlink, Inc.

                                          4100 Holiday Street, N.W., Suite 201
                                          Canton, Ohio 44718
                                          Attention: Chief Financial Officer

                                          BANK OF AMERICA ILLINOIS

                                          By:
                                             ----------------------------------
                                                 Name:
                                                      -------------------------
                                                 Title:
                                                       ------------------------

                                          Notice Address:
                                          ---------------

                                          Bank of America Illinois
                                          231 S. LaSalle Street
                                          Chicago, Illinois 60697
                                          Attention: Timothy J. Pepowski

 0144228.05

                                    EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

THE SECURITIES REPRESENTED BY THIS CERTIFICATE WERE ORIGINALLY ISSUED ON FEBRUARY 19, 1997, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES REPRESENTED BY THIS CERTIFICATE (AND THE SHARES ISSUABLE UPON EXERCISE OF SUCH SECURITIES) ARE SUBJECT TO A WARRANT AGREEMENT, DATED FEBRUARY 19, 1997, BY AND BETWEEN THE ISSUER OF SUCH SECURITIES (THE "COMPANY") AND THE PURCHASER REFERRED TO THEREIN. THE TRANSFER OF THIS CERTIFICATE IS SUBJECT TO THE CONDITIONS SPECIFIED IN SUCH WARRANT AGREEMENT AND THE COMPANY RESERVES THE RIGHT TO REFUSE THE TRANSFER OF THIS CERTIFICATE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED WITH RESPECT TO SUCH TRANSFER. A COPY OF SUCH AGREEMENTS WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

                   Warrants to Purchase at the Holders Option:
                Common Stock, $.001 par value, of Waterlink, Inc.

No. W-BAI/1                                                     225,000 Warrants
                                                               February 19, 1997

                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that Bank of America Illinois or registered assigns is the registered owner of 225,000 Warrants, each Warrant entitling such owner to purchase initially, at such owner's option, subject to the provisions of Section 8 of the Warrant Agreement, one share of Common Stock, $.001 par value ("COMMON STOCK "), of Waterlink, Inc. (the "COMPANY") at the price of $4.50 per share (the "WARRANT EXERCISE PRICE") at any time or from time to time until 5:00 p.m., Chicago time, on February 19, 2002 and, subject to the terms and conditions hereof and of the Warrant Agreement hereinafter referred to. The number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events, as set forth in the Warrant Agreement.




                                   Exhibit A-1

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, and are issued or to be issued pursuant to a Warrant Agreement, dated as of February ____, 1997 (the "WARRANT AGREEMENT"), duly executed and delivered by the Company and the Purchasers referred to therein, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to the Company.

         The holder of Warrants evidenced by this Warrant Certificate may exercise such Warrants under and pursuant to the terms and conditions of the Warrant Agreement by surrendering this Warrant Certificate, with the purchase form attached hereto (and by this reference made a part hereof) properly completed and executed, together with payment of the Exercise Price in accordance with the terms of the Warrant Agreement. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less that the total number of Warrants evidenced hereby, there shall be issued by the Company to the holder hereof or its registered assignee a new Warrant Certificate evidencing the number of Warrants not exercised.

         The Warrant Agreement provides that upon the occurrence of certain events the number of Warrants set forth on the face hereof may, subject to certain conditions, be adjusted.

         Warrant Certificates, when surrendered with the assignment form attached hereto (and by this reference made a part hereof) properly completed and executed at the office of the Company by the registered holder thereof in person or by a legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

         THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE OF DELAWARE AND BY THE DELAWARE BUSINESS CORPORATION CODE, AND OTHERWISE SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.



                                   Exhibit A-2

         IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be signed by its Chairman of the Board, President or Vice President and attested to by its Secretary or Assistant Secretary.

                                                 WATERLINK, INC.

                                                 By:
                                                    ----------------------------
                                                        Name:
                                                             -------------------
                                                        Title:
                                                              ------------------

ATTEST:

By:
   --------------------------
      Name:
           ------------------
      Title:
            -----------------



                                   Exhibit A-3

                                  PURCHASE FORM

To:

         The undersigned, pursuant to the provisions set forth in the attached Warrant Certificate (Certificate No. W-__), hereby elects to exercise for the purchase of _____ Warrant Shares covered by such Warrant Certificate and makes payment herewith in full therefor at the price per share provided by such Warrant Certificate, and directs that the Warrant Shares deliverable upon such exercise be registered in the name and at the address specified below and delivered thereto.

                                        [HOLDER]

                                         By:
                                            ---------------------------------
                                             Name:
                                             Title:

                                         Notice Address:
                                         ---------------

                                         ------------------------------
                                         ------------------------------
                                         ------------------------------
                                         ------------------------------


Date: _________, _____



                                   Exhibit A-4

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned, pursuant to the provisions set forth in the attached Warrant Certificate (Certificate No. W__), hereby sells, assigns and transfers all of its rights under such Warrant Certificate with respect to the number of Warrant Shares covered thereby set forth below, unto:

NAMES OF ASSIGNEE                   ADDRESS                      NO. OF SHARES
-----------------                   -------                      -------------

                                    [HOLDER]

                                    By:
                                       ---------------------------------
                                           Name:
                                           Title:

                                    Notice Address:
                                    ---------------

                                    --------------------------
                                    --------------------------
                                    --------------------------
                                    --------------------------



Date:  ___________ ___, _____

                                   Exhibit A-5